EX.99.906 CERT

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Robert S. Bacarella, principal executive officer, and Maria De Nicolo, principal financial officer, of the Monetta Fund (the "Registrant"), each certify to the best of his/her knowledge that:

1.

The Registrant's annual report on Form N-CSR for the period ended December 31, 2011 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to Monetta Fund and will be retained by Monetta Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 12, 2012

/s/ Robert S. Bacarella                   /s/Maria De Nicolo

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Robert S. Bacarella                       Maria De Nicolo

Principal Executive Officer               Principal Financial Officer